Earnings Presentation Fiscal Fourth Quarter and Fiscal Full Year 2026 November 11, 2026 Nasdaq: DGII | © 2026 Digi International Inc. - All Rights Reserved

2 Safe Harbor This presentation includes forward looking statements. These statements reflect our expectations about future operating and financial performance and speak only as of the date of this presentation. Actual results, performance, or developments could differ materially from those expressed or implied by the forward looking statements contained in this presentation as a result of known and unknown risks, uncertainties, and other factors including those identified in the Company’s most recent Form 10‐K and other subsequent periodic filings with the Securities and Exchange Commission. Nasdaq: DGII | © 2026 Digi International Inc. - All Rights Reserved

3 Today’s Agenda 1 FY26 Highlights 2 FY26 Financial Results and FY27 Guidance 3 Long Term Goals Update Ron Konezny CEO and President Jamie Loch Executive Vice President, Chief Financial Officer and Treasurer Nasdaq: DGII | © 2026 Digi International Inc. - All Rights Reserved Disruptive Technologies sensor Smaller than a postage stamp

FY26 Highlights Ron Konezny, CEO and President Nasdaq: DGII | © 2026 Digi International Inc. - All Rights Reserved

Key Messages FY2026

Customer Focus: *Solutions, innovation and service*	• **Complete, secure, reliable** IIoT solutions for mission-critical applications • **Innovation** across hardware, connectivity, software and **AI** • **Service** with **24/7 expert support** and flexible managed options
Financial Performance: *Delivered against raised guidance*	• **Executing** on financial and operational priorities • Record quarterly **revenue, ARR and adjusted EBITDA** • Full-year results **above raised guidance**; ARR growth **ahead of target**
Flywheel: *Acquire, integrate, generate cash, repeat*	• **Record cash generation** pays debt, which funds acquisitions • Jolt and Particle **integrated** onto common systems and processes • **Disruptive Technologies** extends SmartSense into Europe and new markets

Adjusted EBITDA is a non-GAAP measure, and ARR is an operational metric with no comparable GAAP measure; see the Company's FQ4 2026 Earnings Release for reconciliations. Guidance refers to ranges as issued August 5, 2026. The Disruptive Technologies acquisition is pending and subject to regulatory approval.

Nasdaq: DGII | © 2026 Digi International Inc. - All Rights Reserved
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6 Digi’s IIoT Solution Value Proposition A Complete, Mission-Critical Industrial IoT Stack Security • Zero-trust device authentication • Products with end-to-end encrypted communications • Products with automated vulnerability management • Products with FIPS 140-2 certified hardware Reliability • 5-nines uptime SLAs • Failover & redundant connectivity • 40-year heritage of rugged design • Carrier-grade hardware platforms Scalability • Manage millions of edge devices • Cloud-native, multi-tenant platform • API-first architecture • Supports SMB to Fortune 50 Ease of Use • Zero-touch provisioning (ZTP) • Intuitive cloud dashboards • Plug-and-play hardware • Responsive 24/7 expert support Enhance by AI, the 5th pillar — at the edge and in the cloud Nasdaq: DGII | © 2026 Digi International Inc. - All Rights Reserved Capabilities vary by product and service. FIPS 140-2 applies only to specific certified products, and uptime SLAs depend on the service and contract terms . DANI security attributes, including SOC 2 Type 2. All trademarks are the property of their respective owners.

7 Faster Time to Value: You Choose How Much You Manage Outcomes over effort: the same trusted hardware, with the level of support that fits your team Self Managed Fully Managed What you buy Devices and parts A complete solution: hardware, software and services How you pay One-time purchases Simple subscription that scales with your deployment Who does the work Your team integrates, monitors and supports Digi monitors, manages and supports, with 24/7 expert care What you get A box to configure Outcomes: uptime, security and compliance You manage Digi manages Decades of product excellence. You decide how much effort stays with you. Nasdaq: DGII | © 2026 Digi International Inc. - All Rights Reserved

8 Built to Adapt: Digi Solutions by Vertical Illustrative end markets and product examples; vertical emphasis may shift with demand. Product availability and features vary by region. All trademarks are the property of their respective owners. | Digi International Inc. (DGII) Utilities & Energy Connectivity and monitoring for grid, metering and renewable energy sites. Digi solution: Digi IX cellular routers and gateways, managed with Digi Remote Manager. Healthcare Connected monitoring for patient care, food safety and cold chain. Digi solution: SmartSense by Digi sensors, gateways and cloud software with real- time alerts. Data Centers & Edge Secure remote access to keep critical infrastructure running. Digi solution: Opengear by Digi out-of- band management, with Digi Remote Manager and DANI for AI-assisted operations. Retail & Point-of-Sale Always-on connectivity and managed services for distributed sites. Digi solution: Digi EX cellular routers and Ventus by Digi managed network services, run through Digi Remote Manager. Transportation Rugged, secure connectivity for mass transit, fleets and logistics. Digi solution: Digi TX and EX rugged cellular routers with centralized fleet visibility. Industrial & Manufacturing Reliable, secure connectivity for machines, plants and remote assets. Digi solution: Digi XBee, Digi Connect and Digi IX products, with Particle by Digi for connected devices. Nasdaq: DGII | © 2026 Digi International Inc. - All Rights Reserved

Digi's Flywheel: Acquire → Integrate → Generate Cash → Repeat

1. ACQUIRE

Accretive M&A Using Debt

Identify IIoT companies with strong ARR and A-EBITDA potential. Use debt financing to fund acquisitions.

2. INTEGRATE

Build ARR & A-EBITDA

Integrate acquired teams onto Digi's common CRM, ERP and processes; cross-sell, expand attach rates and drive subscription growth.


DIGI
FLYWHEEL

3. CASH FLOW

Strong Cash Generation

ARR focused solutions provider combined with a capital light model provides for consistent cash generation.

4. PAY DOWN DEBT

Reduce Leverage, Repeat Cycle

Deploy cash flow to retire acquisition debt, restoring capacity for the next acquisition.

Recent Acquisitions: Jolt (FY25) · Particle (FY26) · Disruptive Technologies (pending)

Debt net of cash is a non-GAAP measure: Debt net of cash is outstanding debt less cash. A-EBITDA is non-GAAP. ARR is an operating metric with no comparable GAAP measure. See the FQ4 2026 Earnings Release for reconciliations. DT acquisition pending regulatory approval.

Nasdaq: DGII | © 2026 Digi International Inc. - All Rights Reserved
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10 Acquiring Disruptive Technologies Oslo-based sensing leader joins SmartSense by Digi (IoT Solutions) | Announced October 1, 2026 | Expected to be accretive to FY27 EPS The transaction is subject to regulatory approval, and there can be no assurance it will close on the expected timeline or deliver the expected benefits. Statements about expected closing, accretion and incremental A-EBITDA are forward-looking; see the Safe Harbor statement (slide 2). A-EBITDA is a non-GAAP measure and are not reconciled to GAAP on a forward-looking basis; ARR is an operational metric with no comparable GAAP measure. Disruptive Technologies figures are for calendar 2025. Source: Digi announcement and conference call, October 1, 2026. Transaction $130M Cash Purchase Price Funded from existing credit facility $9M Incremental A-EBITDA Expected in fiscal 2028 Nov 30, 2026 Expected Closing Subject to regulatory approval Disruptive Technologies Profile (Calendar 2025) $15M Revenue Growing well into double digits $4M Annualized Recurring Revenue Focus has been on one-time sensor sales 250K+ Sensors Deployed 25+ countries, primarily Europe Nasdaq: DGII | © 2026 Digi International Inc. - All Rights Reserved

11 Why Disruptive Technologies, Why SmartSense Statements about expected benefits, accretion, synergies and the move to a subscription model are forward-looking; see the Safe Harbor statement (slide 2). A-EBITDA is a non-GAAP measure. Battery life is per Disruptive Technologies specifications; actual results vary. Sources: Digi International announcement and conference call, October 1, 2026 | Digi International Inc. (DGII) Best-in-Class Sensing Sensors smaller than a postage stamp with up to 15-year battery life, built on DT’s own chip and wireless protocol. Fewer battery swaps, less infrastructure. Europe Entry First commercial presence in Europe for SmartSense, built on DT’s country-by- country customer relationships across 25+ countries. New Markets Motion, tactile and CO2 sensors open building automation and occupancy monitoring, alongside SmartSense’s food and health markets. Subscription Model Move DT from one-time sensor sales plus separate software to SmartSense’s single sensor-and-software subscription to build ARR. Data Foundation for AI Trusted physical-world data feeds SmartSense AI and digital workflows, a foundation for enterprise AI. Financial Profile Nominally accretive to FY27 EPS; ~$9M incremental A-EBITDA in FY28, weighted toward cost synergies. FY27 focuses on integration. Nasdaq: DGII | © 2026 Digi International Inc. - All Rights Reserved

FY26 Results and FY27 Guidance Jamie Loch, Chief Financial Officer Nasdaq: DGII | © 2026 Digi International Inc. - All Rights Reserved

13 FQ4 FY2026 Summary GAAP measures: revenue, gross margin, operating margin and GAAP EPS. Non-GAAP measures: adjusted EBITDA, adjusted EBITDA margin, adjusted EPS and ARR (an operational metric with no comparable GAAP measure); see the Company’s FQ4 2026 Earnings Release for reconciliations. The one-time/recurring revenue split and operating expense ratio are Company calculations. ($M, except EPS) FQ4’26 YoY Revenue $143.3 +25% Gross Margin 63.7% -20 bps Operating Margin 16.5% +400 bps GAAP EPS (diluted) $0.38 +46% Adjusted EBITDA $41.7 +43% Adjusted EBITDA Margin 29.1% +350 bps Adjusted EPS $0.78 +47% ARR $197 +30% Highlights / Drivers • Record quarterly revenue, ARR and adjusted EBITDA • Revenue growth was about $16M one- time and $13M recurring, from organic demand plus Jolt and Particle • Operating leverage: expenses fell to 47% of revenue from 51% • Gross margin down on product mix, within the low-to-mid-60s range Nasdaq: DGII | © 2026 Digi International Inc. - All Rights Reserved

14 FQ4 FY2026 Segment Results Fourth fiscal quarter 2026 vs. fourth fiscal quarter 2025 | ARR growth vs. end of fiscal 2025 IoT Product & Services growth was driven by organic demand and the Particle acquisition; ARR growth was driven primarily by Particle. IoT Solutions revenue growth was driven primarily by Jolt; ARR growth was organic. ARR is an operational metric with no comparable GAAP measure. Source: Digi FQ4 2026 Earnings Release. IoT Product & Services $105M Revenue +28% YoY $64M Annualized Recurring Revenue (ARR) +100% vs. FY25 year end 18.4% Operating Margin +320 basis points YoY IoT Solutions $38M Revenue +20% YoY $133M Annualized Recurring Revenue (ARR) +11% vs. FY25 year end 11.5% Operating Margin +590 basis points YoY Nasdaq: DGII | © 2026 Digi International Inc. - All Rights Reserved

15 FY2026 Summary GAAP measures: revenue, gross margin, operating margin and GAAP EPS. Non-GAAP measures: adjusted EBITDA, adjusted EBITDA margin, adjusted EPS and ARR (an operational metric with no comparable GAAP measure); see the Company’s FQ4 2026 Earnings Release for reconciliations. The one-time/recurring revenue split and operating expense ratio are Company calculations. ($M, except EPS) FY26 YoY Revenue $535 +24% Gross Margin 63.8% +84 bps Operating Margin 14.9% +186 bps GAAP EPS (diluted) $1.38 +28% Adjusted EBITDA $148 +37% Adjusted EBITDA Margin 27.7% +248 bps Adjusted EPS $2.70 +38% ARR $197 +30% Highlights / Drivers • Record revenue, ARR and adjusted EBITDA • Revenue growth was about $75M one- time and $30M recurring • Operating leverage: expenses fell to 49% of revenue down from 50% • Gross margin up on revenue mix, within the low-to-mid-60s range Nasdaq: DGII | © 2026 Digi International Inc. - All Rights Reserved

16 Cash Flow and Balance Sheet Fiscal year ended September 30, 2026 | Cash from operations exceeded Adjusted EBITDA Cash flow from operations is a GAAP measure. Adjusted EBITDA and debt net of cash are non-GAAP measures; debt net of cash is outstanding debt less cash and cash equivalents. For a reconciliation of Adjusted EBITDA to its closest GAAP measure see the Company’s FQ4 2026 Earnings Release. Fiscal 2026 cash flow growth reflects accelerated use of tax assets related to the One Big Beautiful Bill Act. Cash Flow from Operations $42M FQ4 2026 vs. $28M in FQ4 2025 $153M Fiscal 2026 vs. $108M in fiscal 2025 Balance Sheet (September 30, 2026) $69M Outstanding Debt $30M Cash and Cash Equivalents $39M Debt Net of Cash vs. ~$81M at FQ3 2026 Nasdaq: DGII | © 2026 Digi International Inc. - All Rights Reserved

17 Fiscal 2027 Outlook All figures in $M | YoY growth at midpoint Guidance is forward-looking; see the Safe Harbor statement (slide 2). Adjusted EBITDA is a non-GAAP measures and ARR is an operational metric; forward- looking non-GAAP measures are not reconciled to GAAP because items such as foreign exchange, restructuring and tax events cannot be predicted without unreasonable effort. FY’27 Low High FY’26 Actual YoY (mid) Revenue $588.7 $615.5 $535.2 +12.5% Adjusted EBITDA $166.6 $174.0 $148.1 +15.0% Ending ARR growth $227 + $197 +15% FY’27 Outlook Notes • Revenue growth of 10–15% • Adjusted EBITDA growth of 12.5 –17.5% • ARR growth of at least 15% • Guidance includes Disruptive Technologies, announced October 1, 2026, with an expected close date of November 30, 2026. • Particle closed in January 2026 Nasdaq: DGII | © 2026 Digi International Inc. - All Rights Reserved

FQ1 2027 Outlook

All figures in $M except Adjusted EPS | YoY growth at midpoint

FQ1’27	Low	High	FQ1’26 Actual	YoY (mid)
Revenue	$140	$144	$122.5	**+16.0%**
Adjusted EBITDA	$39.5	$41.0	$31.6	**+27.5%**
Adjusted Net Income per Diluted Share	$0.71	$0.75	$0.56	**+30.4%**

FQ1’27 Outlook Notes

- Revenue growth of 14–18%
- Adjusted EBITDA growth of 25–30%
- Adjusted Net Income per Diluted share growth of 27–34%
- ARR growth of at least 15%
- Guidance includes Disruptive Technologies, announced October 1, 2026, with an expected close date of 11/30.
- Particle closed in January 2026
- Adjusted net income per diluted share includes interest expense of $0.02 - $0.04 per diluted share

Guidance is forward-looking; see the Safe Harbor statement (slide 2). Adjusted EBITDA and adjusted net income er diluted share are non-GAAP measures and ARR is an operational metric; forward-looking non-GAAP measures are not reconciled to GAAP because items such as foreign exchange, restructuring and tax events cannot be predicted without unreasonable effort.

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Long Term Goals Update Jamie Loch, Chief Financial Officer Nasdaq: DGII | © 2026 Digi International Inc. - All Rights Reserved

20 Five-Year Goals: Marching to $200M ARR | $200M A-EBITDA Goals set at the beginning of Fiscal 2024: $200M ARR and $200M Adjusted EBITDA within 5 years FY26 reflects reported results: ARR of $197M (+30% YoY) and A-EBITDA of $148M (+37% YoY), including the Particle and Jolt acquisitions. For a reconciliation of Adjusted EBITDA to its closest GAAP measure see the Company’s FQ4 2026 Earnings Release. ARR is an operational metric with no comparable GAAP measure; a description of how the Company calculates ARR can be found in the Company’s filings under the Securities Exchange Act of 1934. FY27E (mid) = midpoint of FY27 guidance; TBD pending final guidance. Goals and FY27 guidance are forward-looking; see the Safe Harbor statement (slide 2). CAGRs are calculated over FY24–FY26. Annualized Recurring Revenue (ARR) ($M) 23% CAGR From FY23 Through FY26 116 152 197 227 0 50 100 150 200 250 FY24 FY25 FY26 FY27 (Guide) Adjusted EBITDA (A-EBITDA) ($M) 15% CAGR From FY23 Through FY26 97 108 148 170 0 50 100 150 200 250 FY24 FY25 FY26 FY27E (Guide Midpoint) Nasdaq: DGII | © 2026 Digi International Inc. - All Rights Reserved